                               POWER OF ATTORNEY

 .  Phoenix Life Variable Accumulation Account                        811-03488
 .  Big Edge                       .  Templeton Investment Plus       002-78020
 .  The Big Edge Plus(R)           .  The Phoenix Edge(R) - VA for
 .  Group Strategic Edge(R)           NY
 .  The Big Edge Choice(R) for NY  .  Phoenix Spectrum Edge/SM/
                                      (Maine & NY)
                                   .  Phoenix Spectrum Edge+
 .  Retirement Planner's Edge (Maine & NY)                            333-31320
 .  Freedom Edge/SM/ (Maine & NY)
 .  Phoenix Income Choice(R) (Maine & NY)                             333-47862
 .  Phoenix Investor's Edge(R) (Maine & NY)                           333-68872
 .  Phoenix Asset Manager                                             333-82916
 .  Phoenix Dimensions(R)                                            333-123035
 .  Phoenix Life Variable Universal Life Account                      811-04721
 .  The Phoenix Edge(R)            .  The Phoenix Edge(R) - SPVL      033-06793
 .  Flex Edge Success(R)           .  Flex Edge                       033-23251
 .  Joint Edge(R)                  .  Individual Edge(R)
 .  Estate Edge(R)                                                    333-23171
 .  Estate Strategies (developed exclusively for NFP Securities,
    Inc.)
 .  Corporate Edge                                                    333-86921
 .  Executive Benefit VUL (developed for Clark Bardes)
 .  Phoenix Executive VUL
 .  Phoenix Express VUL(R)                                           333-119919
 .  Phoenix Express VUL(R) with GMWB
 .  Phoenix Benefit Choice/SM/ VUL                                   333-146301

   The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the __ 1st __________ day of April, 2008.

                                                  /s/ Sal H. Alfiero
                                                  -----------------------------
                                                  Sal H. Alfiero

                               POWER OF ATTORNEY

 .  Phoenix Life Variable Accumulation Account                        811-03488
 .  Big Edge                       .  Templeton Investment Plus       002-78020
 .  The Big Edge Plus(R)           .  The Phoenix Edge(R) - VA for
 .  Group Strategic Edge(R)           NY
 .  The Big Edge Choice(R) for NY  .  Phoenix Spectrum Edge/SM/
                                      (Maine & NY)
                                   .  Phoenix Spectrum Edge+
 .  Retirement Planner's Edge (Maine & NY)                            333-31320
 .  Freedom Edge/SM/ (Maine & NY)
 .  Phoenix Income Choice(R) (Maine & NY)                             333-47862
 .  Phoenix Investor's Edge(R) (Maine & NY)                           333-68872
 .  Phoenix Asset Manager                                             333-82916
 .  Phoenix Dimensions(R)                                            333-123035
 .  Phoenix Life Variable Universal Life Account                      811-04721
 .  The Phoenix Edge(R)            .  The Phoenix Edge(R) - SPVL      033-06793
 .  Flex Edge Success(R)           .  Flex Edge                       033-23251
 .  Joint Edge(R)                  .  Individual Edge(R)
 .  Estate Edge(R)                                                    333-23171
 .  Estate Strategies (developed exclusively for NFP Securities,
    Inc.)
 .  Corporate Edge                                                    333-86921
 .  Executive Benefit VUL (developed for Clark Bardes)
 .  Phoenix Executive VUL
 .  Phoenix Express VUL(R)                                           333-119919
 .  Phoenix Express VUL(R) with GMWB
 .  Phoenix Benefit Choice/SM/ VUL                                   333-146301

   The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the __ 8th __________ day of April, 2008.

                                               /s/ Martin N. Baily
                                               --------------------------------
                                               Martin N. Baily

                               POWER OF ATTORNEY

 .  Phoenix Life Variable Accumulation Account                        811-03488
 .  Big Edge                       .  Templeton Investment Plus       002-78020
 .  The Big Edge Plus(R)           .  The Phoenix Edge(R) - VA for
 .  Group Strategic Edge(R)           NY
 .  The Big Edge Choice(R) for NY  .  Phoenix Spectrum Edge/SM/
                                      (Maine & NY)
                                   .  Phoenix Spectrum Edge+
 .  Retirement Planner's Edge (Maine & NY)                            333-31320
 .  Freedom Edge/SM/ (Maine & NY)
 .  Phoenix Income Choice(R) (Maine & NY)                             333-47862
 .  Phoenix Investor's Edge(R) (Maine & NY)                           333-68872
 .  Phoenix Asset Manager                                             333-82916
 .  Phoenix Dimensions(R)                                            333-123035
 .  Phoenix Life Variable Universal Life Account                      811-04721
 .  The Phoenix Edge(R)            .  The Phoenix Edge(R) - SPVL      033-06793
 .  Flex Edge Success(R)           .  Flex Edge                       033-23251
 .  Joint Edge(R)                  .  Individual Edge(R)
 .  Estate Edge(R)                                                    333-23171
 .  Estate Strategies (developed exclusively for NFP Securities,
    Inc.)
 .  Corporate Edge                                                    333-86921
 .  Executive Benefit VUL (developed for Clark Bardes)
 .  Phoenix Executive VUL
 .  Phoenix Express VUL(R)                                           333-119919
 .  Phoenix Express VUL(R) with GMWB
 .  Phoenix Benefit Choice/SM/ VUL                                   333-146301

   The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as her true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms her respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the __ 13th __________ day of April, 2008.

                                                  /s/ Jean S. Blackwell
                                                  -----------------------------
                                                  Jean S. Blackwell

                               POWER OF ATTORNEY

 .  Phoenix Life Variable Accumulation Account                        811-03488
 .  Big Edge                       .  Templeton Investment Plus       002-78020
 .  The Big Edge Plus(R)           .  The Phoenix Edge(R) - VA for
 .  Group Strategic Edge(R)           NY
 .  The Big Edge Choice(R) for NY  .  Phoenix Spectrum Edge/SM/
                                      (Maine & NY)
                                   .  Phoenix Spectrum Edge+
 .  Retirement Planner's Edge (Maine & NY)                            333-31320
 .  Freedom Edge/SM/ (Maine & NY)
 .  Phoenix Income Choice(R) (Maine & NY)                             333-47862
 .  Phoenix Investor's Edge(R) (Maine & NY)                           333-68872
 .  Phoenix Asset Manager                                             333-82916
 .  Phoenix Dimensions(R)                                            333-123035
 .  Phoenix Life Variable Universal Life Account                      811-04721
 .  The Phoenix Edge(R)            .  The Phoenix Edge(R) - SPVL      033-06793
 .  Flex Edge Success(R)           .  Flex Edge                       033-23251
 .  Joint Edge(R)                  .  Individual Edge(R)
 .  Estate Edge(R)                                                    333-23171
 .  Estate Strategies (developed exclusively for NFP Securities,
    Inc.)
 .  Corporate Edge                                                    333-86921
 .  Executive Benefit VUL (developed for Clark Bardes)
 .  Phoenix Executive VUL
 .  Phoenix Express VUL(R)                                           333-119919
 .  Phoenix Express VUL(R) with GMWB
 .  Phoenix Benefit Choice/SM/ VUL                                   333-146301

   The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the __ 18th __________ day of April, 2008.

                                                  /s/ Peter C. Browning
                                                  -----------------------------
                                                  Peter C. Browning

                               POWER OF ATTORNEY

 .  Phoenix Life Variable Accumulation Account                        811-03488
 .  Big Edge                       .  Templeton Investment Plus       002-78020
 .  The Big Edge Plus(R)           .  The Phoenix Edge(R) - VA for
 .  Group Strategic Edge(R)           NY
 .  The Big Edge Choice(R) for NY  .  Phoenix Spectrum Edge/SM/
                                      (Maine & NY)
                                   .  Phoenix Spectrum Edge+
 .  Retirement Planner's Edge (Maine & NY)                            333-31320
 .  Freedom Edge/SM/ (Maine & NY)
 .  Phoenix Income Choice(R) (Maine & NY)                             333-47862
 .  Phoenix Investor's Edge(R) (Maine & NY)                           333-68872
 .  Phoenix Asset Manager                                             333-82916
 .  Phoenix Dimensions(R)                                            333-123035
 .  Phoenix Life Variable Universal Life Account                      811-04721
 .  The Phoenix Edge(R)            .  The Phoenix Edge(R) - SPVL      033-06793
 .  Flex Edge Success(R)           .  Flex Edge                       033-23251
 .  Joint Edge(R)                  .  Individual Edge(R)
 .  Estate Edge(R)                                                    333-23171
 .  Estate Strategies (developed exclusively for NFP Securities,
    Inc.)
 .  Corporate Edge                                                    333-86921
 .  Executive Benefit VUL (developed for Clark Bardes)
 .  Phoenix Executive VUL
 .  Phoenix Express VUL(R)                                           333-119919
 .  Phoenix Express VUL(R) with GMWB
 .  Phoenix Benefit Choice/SM/ VUL                                   333-146301

   The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the __ 18th __________ day of April, 2008.

                                                  /s/ Arthur P. Byrne
                                                  -----------------------------
                                                  Arthur P. Byrne

                               POWER OF ATTORNEY

 .  Phoenix Life Variable Accumulation Account                        811-03488
 .  Big Edge                       .  Templeton Investment Plus       002-78020
 .  The Big Edge Plus(R)           .  The Phoenix Edge(R) - VA for
 .  Group Strategic Edge(R)           NY
 .  The Big Edge Choice(R) for NY  .  Phoenix Spectrum Edge/SM/
                                      (Maine & NY)
                                   .  Phoenix Spectrum Edge+
 .  Retirement Planner's Edge (Maine & NY)                            333-31320
 .  Freedom Edge/SM/ (Maine & NY)
 .  Phoenix Income Choice(R) (Maine & NY)                             333-47862
 .  Phoenix Investor's Edge(R) (Maine & NY)                           333-68872
 .  Phoenix Asset Manager                                             333-82916
 .  Phoenix Dimensions(R)                                            333-123035
 .  Phoenix Life Variable Universal Life Account                      811-04721
 .  The Phoenix Edge(R)            .  The Phoenix Edge(R) - SPVL      033-06793
 .  Flex Edge Success(R)           .  Flex Edge                       033-23251
 .  Joint Edge(R)                  .  Individual Edge(R)
 .  Estate Edge(R)                                                    333-23171
 .  Estate Strategies (developed exclusively for NFP Securities,
    Inc.)
 .  Corporate Edge                                                    333-86921
 .  Executive Benefit VUL (developed for Clark Bardes)
 .  Phoenix Executive VUL
 .  Phoenix Express VUL(R)                                           333-119919
 .  Phoenix Express VUL(R) with GMWB
 .  Phoenix Benefit Choice/SM/ VUL                                   333-146301

   The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the __ 3rd __________ day of April, 2008.

                                                  /s/ Sanford Cloud, Jr
                                                  -----------------------------
                                                  Sanford Cloud, Jr.

                               POWER OF ATTORNEY

 .  Phoenix Life Variable Accumulation Account                        811-03488
 .  Big Edge                       .  Templeton Investment Plus       002-78020
 .  The Big Edge Plus(R)           .  The Phoenix Edge(R) - VA for
 .  Group Strategic Edge(R)           NY
 .  The Big Edge Choice(R) for NY  .  Phoenix Spectrum Edge/SM/
                                      (Maine & NY)
                                   .  Phoenix Spectrum Edge+
 .  Retirement Planner's Edge (Maine & NY)                            333-31320
 .  Freedom Edge/SM/ (Maine & NY)
 .  Phoenix Income Choice(R) (Maine & NY)                             333-47862
 .  Phoenix Investor's Edge(R) (Maine & NY)                           333-68872
 .  Phoenix Asset Manager                                             333-82916
 .  Phoenix Dimensions(R)                                            333-123035
 .  Phoenix Life Variable Universal Life Account                      811-04721
 .  The Phoenix Edge(R)            .  The Phoenix Edge(R) - SPVL      033-06793
 .  Flex Edge Success(R)           .  Flex Edge                       033-23251
 .  Joint Edge(R)                  .  Individual Edge(R)
 .  Estate Edge(R)                                                    333-23171
 .  Estate Strategies (developed exclusively for NFP Securities,
    Inc.)
 .  Corporate Edge                                                    333-86921
 .  Executive Benefit VUL (developed for Clark Bardes)
 .  Phoenix Executive VUL
 .  Phoenix Express VUL(R)                                           333-119919
 .  Phoenix Express VUL(R) with GMWB
 .  Phoenix Benefit Choice/SM/ VUL                                   333-146301

   The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the __ 3rd __________ day of April, 2008.

                                                  /s/ Gordon J. Davis
                                                  -----------------------------
                                                  Gordon J. Davis

                               POWER OF ATTORNEY

 .  Phoenix Life Variable Accumulation Account                        811-03488
 .  Big Edge                       .  Templeton Investment Plus       002-78020
 .  The Big Edge Plus(R)           .  The Phoenix Edge(R) - VA for
 .  Group Strategic Edge(R)           NY
 .  The Big Edge Choice(R) for NY  .  Phoenix Spectrum Edge/SM/
                                      (Maine & NY)
                                   .  Phoenix Spectrum Edge+
 .  Retirement Planner's Edge (Maine & NY)                            333-31320
 .  Freedom Edge/SM/ (Maine & NY)
 .  Phoenix Income Choice(R) (Maine & NY)                             333-47862
 .  Phoenix Investor's Edge(R) (Maine & NY)                           333-68872
 .  Phoenix Asset Manager                                             333-82916
 .  Phoenix Dimensions(R)                                            333-123035
 .  Phoenix Life Variable Universal Life Account                      811-04721
 .  The Phoenix Edge(R)            .  The Phoenix Edge(R) - SPVL      033-06793
 .  Flex Edge Success(R)           .  Flex Edge                       033-23251
 .  Joint Edge(R)                  .  Individual Edge(R)
 .  Estate Edge(R)                                                    333-23171
 .  Estate Strategies (developed exclusively for NFP Securities,
    Inc.)
 .  Corporate Edge                                                    333-86921
 .  Executive Benefit VUL (developed for Clark Bardes)
 .  Phoenix Executive VUL
 .  Phoenix Express VUL(R)                                           333-119919
 .  Phoenix Express VUL(R) with GMWB
 .  Phoenix Benefit Choice/SM/ VUL                                   333-146301

   The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the __ 3rd __________ day of April, 2008.

                                                  /s/ John H. Forsgren
                                                  -----------------------------
                                                  John H. Forsgren

                               POWER OF ATTORNEY

 .  Phoenix Life Variable Accumulation Account                        811-03488
 .  Big Edge                       .  Templeton Investment Plus       002-78020
 .  The Big Edge Plus(R)           .  The Phoenix Edge(R) - VA for
 .  Group Strategic Edge(R)           NY
 .  The Big Edge Choice(R) for NY  .  Phoenix Spectrum Edge/SM/
                                      (Maine & NY)
                                   .  Phoenix Spectrum Edge+
 .  Retirement Planner's Edge (Maine & NY)                            333-31320
 .  Freedom Edge/SM/ (Maine & NY)
 .  Phoenix Income Choice(R) (Maine & NY)                             333-47862
 .  Phoenix Investor's Edge(R) (Maine & NY)                           333-68872
 .  Phoenix Asset Manager                                             333-82916
 .  Phoenix Dimensions(R)                                            333-123035
 .  Phoenix Life Variable Universal Life Account                      811-04721
 .  The Phoenix Edge(R)            .  The Phoenix Edge(R) - SPVL      033-06793
 .  Flex Edge Success(R)           .  Flex Edge                       033-23251
 .  Joint Edge(R)                  .  Individual Edge(R)
 .  Estate Edge(R)                                                    333-23171
 .  Estate Strategies (developed exclusively for NFP Securities,
    Inc.)
 .  Corporate Edge                                                    333-86921
 .  Executive Benefit VUL (developed for Clark Bardes)
 .  Phoenix Executive VUL
 .  Phoenix Express VUL(R)                                           333-119919
 .  Phoenix Express VUL(R) with GMWB
 .  Phoenix Benefit Choice/SM/ VUL                                   333-146301

   The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as her true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms her respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the __ 3rd __________ day of April, 2008.

                                                  /s/ Ann M. Gray
                                                  -----------------------------
                                                  Ann Maynard Gray

                               POWER OF ATTORNEY

 .  Phoenix Life Variable Accumulation Account                        811-03488
 .  Big Edge                       .  Templeton Investment Plus       002-78020
 .  The Big Edge Plus(R)           .  The Phoenix Edge(R) - VA for
 .  Group Strategic Edge(R)           NY
 .  The Big Edge Choice(R) for NY  .  Phoenix Spectrum Edge/SM/
                                      (Maine & NY)
                                   .  Phoenix Spectrum Edge+
 .  Retirement Planner's Edge (Maine & NY)                            333-31320
 .  Freedom Edge/SM/ (Maine & NY)
 .  Phoenix Income Choice(R) (Maine & NY)                             333-47862
 .  Phoenix Investor's Edge(R) (Maine & NY)                           333-68872
 .  Phoenix Asset Manager                                             333-82916
 .  Phoenix Dimensions(R)                                            333-123035
 .  Phoenix Life Variable Universal Life Account                      811-04721
 .  The Phoenix Edge(R)            .  The Phoenix Edge(R) - SPVL      033-06793
 .  Flex Edge Success(R)           .  Flex Edge                       033-23251
 .  Joint Edge(R)                  .  Individual Edge(R)
 .  Estate Edge(R)                                                    333-23171
 .  Estate Strategies (developed exclusively for NFP Securities,
    Inc.)
 .  Corporate Edge                                                    333-86921
 .  Executive Benefit VUL (developed for Clark Bardes)
 .  Phoenix Executive VUL
 .  Phoenix Express VUL(R)                                           333-119919
 .  Phoenix Express VUL(R) with GMWB
 .  Phoenix Benefit Choice/SM/ VUL                                   333-146301

   The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the __3rd __________ day of April, 2008.

                                                  /s/ John E. Haire
                                                  -----------------------------
                                                  John E. Haire

                               POWER OF ATTORNEY

 .  Phoenix Life Variable Accumulation Account                        811-03488
 .  Big Edge                       .  Templeton Investment Plus       002-78020
 .  The Big Edge Plus(R)           .  The Phoenix Edge(R) - VA for
 .  Group Strategic Edge(R)           NY
 .  The Big Edge Choice(R) for NY  .  Phoenix Spectrum Edge/SM/
                                      (Maine & NY)
                                   .  Phoenix Spectrum Edge+
 .  Retirement Planner's Edge (Maine & NY)                            333-31320
 .  Freedom Edge/SM/ (Maine & NY)
 .  Phoenix Income Choice(R) (Maine & NY)                             333-47862
 .  Phoenix Investor's Edge(R) (Maine & NY)                           333-68872
 .  Phoenix Asset Manager                                             333-82916
 .  Phoenix Dimensions(R)                                            333-123035
 .  Phoenix Life Variable Universal Life Account                      811-04721
 .  The Phoenix Edge(R)            .  The Phoenix Edge(R) - SPVL      033-06793
 .  Flex Edge Success(R)           .  Flex Edge                       033-23251
 .  Joint Edge(R)                  .  Individual Edge(R)
 .  Estate Edge(R)                                                    333-23171
 .  Estate Strategies (developed exclusively for NFP Securities,
    Inc.)
 .  Corporate Edge                                                    333-86921
 .  Executive Benefit VUL (developed for Clark Bardes)
 .  Phoenix Executive VUL
 .  Phoenix Express VUL(R)                                           333-119919
 .  Phoenix Express VUL(R) with GMWB
 .  Phoenix Benefit Choice/SM/ VUL                                   333-146301

   The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the __ 3rd __________ day of April, 2008.

                                                  /s/ Jerry J. Jasinowski
                                                  -----------------------------
                                                  Jerry J. Jasinowski

                               POWER OF ATTORNEY

 .  Phoenix Life Variable Accumulation Account                        811-03488
 .  Big Edge                       .  Templeton Investment Plus       002-78020
 .  The Big Edge Plus(R)           .  The Phoenix Edge(R) - VA for
 .  Group Strategic Edge(R)           NY
 .  The Big Edge Choice(R) for NY  .  Phoenix Spectrum Edge/SM/
                                      (Maine & NY)
                                   .  Phoenix Spectrum Edge+
 .  Retirement Planner's Edge (Maine & NY)                            333-31320
 .  Freedom Edge/SM/ (Maine & NY)
 .  Phoenix Income Choice(R) (Maine & NY)                             333-47862
 .  Phoenix Investor's Edge(R) (Maine & NY)                           333-68872
 .  Phoenix Asset Manager                                             333-82916
 .  Phoenix Dimensions(R)                                            333-123035
 .  Phoenix Life Variable Universal Life Account                      811-04721
 .  The Phoenix Edge(R)            .  The Phoenix Edge(R) - SPVL      033-06793
 .  Flex Edge Success(R)           .  Flex Edge                       033-23251
 .  Joint Edge(R)                  .  Individual Edge(R)
 .  Estate Edge(R)                                                    333-23171
 .  Estate Strategies (developed exclusively for NFP Securities,
    Inc.)
 .  Corporate Edge                                                    333-86921
 .  Executive Benefit VUL (developed for Clark Bardes)
 .  Phoenix Executive VUL
 .  Phoenix Express VUL(R)                                           333-119919
 .  Phoenix Express VUL(R) with GMWB
 .  Phoenix Benefit Choice/SM/ VUL                                   333-146301

   The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the __ 11th __________ day of April, 2008.

                                                  /s/ Thomas S. Johnson
                                                  -----------------------------
                                                  Thomas S. Johnson

                               POWER OF ATTORNEY

 .  Phoenix Life Variable Accumulation Account                        811-03488
 .  Big Edge                       .  Templeton Investment Plus       002-78020
 .  The Big Edge Plus(R)           .  The Phoenix Edge(R) - VA for
 .  Group Strategic Edge(R)           NY
 .  The Big Edge Choice(R) for NY  .  Phoenix Spectrum Edge/SM/
                                      (Maine & NY)
                                   .  Phoenix Spectrum Edge+
 .  Retirement Planner's Edge (Maine & NY)                            333-31320
 .  Freedom Edge/SM/ (Maine & NY)
 .  Phoenix Income Choice(R) (Maine & NY)                             333-47862
 .  Phoenix Investor's Edge(R) (Maine & NY)                           333-68872
 .  Phoenix Asset Manager                                             333-82916
 .  Phoenix Dimensions(R)                                            333-123035
 .  Phoenix Life Variable Universal Life Account                      811-04721
 .  The Phoenix Edge(R)            .  The Phoenix Edge(R) - SPVL      033-06793
 .  Flex Edge Success(R)           .  Flex Edge                       033-23251
 .  Joint Edge(R)                  .  Individual Edge(R)
 .  Estate Edge(R)                                                    333-23171
 .  Estate Strategies (developed exclusively for NFP Securities,
    Inc.)
 .  Corporate Edge                                                    333-86921
 .  Executive Benefit VUL (developed for Clark Bardes)
 .  Phoenix Executive VUL
 .  Phoenix Express VUL(R)                                           333-119919
 .  Phoenix Express VUL(R) with GMWB
 .  Phoenix Benefit Choice/SM/ VUL                                   333-146301

   The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as her true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms her respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the __ 18th __________ day of April, 2008.

                                                  /s/ Dona D. Young
                                                  -----------------------------
                                                  Dona D. Young

                               POWER OF ATTORNEY

 .  Phoenix Life Variable Accumulation Account                        811-03488
 .  Big Edge                       .  Templeton Investment Plus       002-78020
 .  The Big Edge Plus(R)           .  The Phoenix Edge(R) - VA for
 .  Group Strategic Edge(R)           NY
 .  The Big Edge Choice(R) for NY  .  Phoenix Spectrum Edge/SM/
                                      (Maine & NY)
                                   .  Phoenix Spectrum Edge+
 .  Retirement Planner's Edge (Maine & NY)                            333-31320
 .  Freedom Edge/SM/ (Maine & NY)
 .  Phoenix Income Choice(R) (Maine & NY)                             333-47862
 .  Phoenix Investor's Edge(R) (Maine & NY)                           333-68872
 .  Phoenix Asset Manager                                             333-82916
 .  Phoenix Dimensions(R)                                            333-123035
 .  Phoenix Life Variable Universal Life Account                      811-04721
 .  The Phoenix Edge(R)            .  The Phoenix Edge(R) - SPVL      033-06793
 .  Flex Edge Success(R)           .  Flex Edge                       033-23251
 .  Joint Edge(R)                  .  Individual Edge(R)
 .  Estate Edge(R)                                                    333-23171
 .  Estate Strategies (developed exclusively for NFP Securities,
    Inc.)
 .  Corporate Edge                                                    333-86921
 .  Executive Benefit VUL (developed for Clark Bardes)
 .  Phoenix Executive VUL
 .  Phoenix Express VUL(R)                                           333-119919
 .  Phoenix Express VUL(R) with GMWB
 .  Phoenix Benefit Choice/SM/ VUL                                   333-146301

   The undersigned, being the Chief Financial Officer of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer an officer of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the __ 2nd __________ day of April, 2008.

                                                  /s/ Peter A. Hofmann
                                                  -----------------------------
                                                  Peter A. Hofmann

                               POWER OF ATTORNEY

 .  Phoenix Life Variable Accumulation Account                        811-03488
 .  Big Edge                       .  Templeton Investment Plus       002-78020
 .  The Big Edge Plus(R)           .  The Phoenix Edge(R) - VA for
 .  Group Strategic Edge(R)           NY
 .  The Big Edge Choice(R) for NY  .  Phoenix Spectrum Edge/SM/
                                      (Maine & NY)
                                   .  Phoenix Spectrum Edge+
 .  Retirement Planner's Edge (Maine & NY)                            333-31320
 .  Freedom Edge/SM/ (Maine & NY)
 .  Phoenix Income Choice(R) (Maine & NY)                             333-47862
 .  Phoenix Investor's Edge(R) (Maine & NY)                           333-68872
 .  Phoenix Asset Manager                                             333-82916
 .  Phoenix Dimensions(R)                                            333-123035
 .  Phoenix Life Variable Universal Life Account                      811-04721
 .  The Phoenix Edge(R)            .  The Phoenix Edge(R) - SPVL      033-06793
 .  Flex Edge Success(R)           .  Flex Edge                       033-23251
 .  Joint Edge(R)                  .  Individual Edge(R)
 .  Estate Edge(R)                                                    333-23171
 .  Estate Strategies (developed exclusively for NFP Securities,
    Inc.)
 .  Corporate Edge                                                    333-86921
 .  Executive Benefit VUL (developed for Clark Bardes)
 .  Phoenix Executive VUL
 .  Phoenix Express VUL(R)                                           333-119919
 .  Phoenix Express VUL(R) with GMWB
 .  Phoenix Benefit Choice/SM/ VUL                                   333-146301

   The undersigned, being the Chief Accounting Officer of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer an officer of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the __ 18th __________ day of April, 2008.

                                                  /s/ David R. Pellerin
                                                  -----------------------------
                                                  David R. Pellerin

                               POWER OF ATTORNEY

 .  Phoenix Life Variable Accumulation Account                        811-03488
 .  Big Edge                       .  Templeton Investment Plus       002-78020
 .  The Big Edge Plus(R)           .  The Phoenix Edge(R) - VA for
 .  Group Strategic Edge(R)           NY
 .  The Big Edge Choice(R) for NY  .  Phoenix Spectrum Edge/SM/
                                      (Maine & NY)
                                   .  Phoenix Spectrum Edge+
 .  Retirement Planner's Edge (Maine & NY)                            333-31320
 .  Freedom Edge/SM/ (Maine & NY)
 .  Phoenix Income Choice(R) (Maine & NY)                             333-47862
 .  Phoenix Investor's Edge(R) (Maine & NY)                           333-68872
 .  Phoenix Asset Manager                                             333-82916
 .  Phoenix Dimensions(R)                                            333-123035
 .  Phoenix Life Variable Universal Life Account                      811-04721
 .  The Phoenix Edge(R)            .  The Phoenix Edge(R) - SPVL      033-06793
 .  Flex Edge Success(R)           .  Flex Edge                       033-23251
 .  Joint Edge(R)                  .  Individual Edge(R)
 .  Estate Edge(R)                                                    333-23171
 .  Estate Strategies (developed exclusively for NFP Securities,
    Inc.)
 .  Corporate Edge                                                    333-86921
 .  Executive Benefit VUL (developed for Clark Bardes)
 .  Phoenix Executive VUL
 .  Phoenix Express VUL(R)                                           333-119919
 .  Phoenix Express VUL(R) with GMWB
 .  Phoenix Benefit Choice/SM/ VUL                                   333-146301

   The undersigned, being the Chief Executive Officer of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen A. McGah as her true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms her respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer an officer of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the __ 18th __________ day of April, 2008.

                                                  /s/ Dona D. Young
                                                  -----------------------------
                                                  Dona D. Young